                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Synovis Life Technologies, Inc. certifies that the Quarterly Report of Synovis Life Technologies, Inc. on Form 10-Q for the fiscal quarter ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Synovis Life Technologies, Inc.


                                    By:  /s/ Karen Gilles Larson
                                         ---------------------------------------
                                    Name: Karen Gilles Larson
                                    Title: President and Chief Executive Officer



                                    By:  /s/ Brett Reynolds
                                         ---------------------------------------
                                    Name:  Brett Reynolds
                                    Title:  Vice-President of Finance,
                                            Chief Financial Officer and
                                            Corporate Secretary



                                    Dated:  September 7, 2005